FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PMVAX	PMVBX	PMPCX	PMCVX	PMVRX	PMVYX

Putnam Multi-Cap Value Fund*

Summary prospectus
8|30|10

*Prior to September 1, 2010, the fund was known as Putnam Mid Cap Value Fund.

A world of investing.™

Putnam INVESTMENTS

Putnam Multi-Cap Value Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 8/30/10, as supplemented from time to time, are incorporated by reference into this summary prospectus.

Goal

Putnam Multi-Cap Value Fund seeks capital appreciation and, as a secondary objective, current income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 13 of the fund’s prospectus and in How to buy shares beginning on page II–1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)
Class A	5.75%	NONE*
Class B	NONE	5.00%**
Class C	NONE	1.00%
Class M	3.50%	NONE*
Class R	NONE	NONE
Class Y	NONE	NONE

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Annual fund operating expenses*** (expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses
Class A	0.56%	0.25%	0.39%	1.20%
Class B	0.56%	1.00%	0.39%	1.95%
Class C	0.56%	1.00%	0.39%	1.95%
Class M	0.56%	0.75%	0.39%	1.70%
Class R	0.56%	0.50%	0.39%	1.45%
Class Y	0.56%	N/A	0.39%	0.95%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Restated to reflect projected expenses under a new management contract effective 9/1/2010.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$690	$934	$1,197	$1,946
Class B	$698	$912	$1,252	$1,860
Class B (no redemption)	$198	$612	$1,052	$1,860
Class C	$298	$612	$1,052	$2,275
Class C (no redemption)	$198	$612	$1,052	$2,275
Class M	$517	$867	$1,241	$2,288
Class R	$148	$459	$792	$1,735
Class Y	$97	$303	$525	$1,166

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 98%.

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Investments, risks, and performance

Investments

We invest mainly in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We may consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. These risks are generally greater for small and midsize companies. Value stocks may fail to rebound, and the market may not favor value-style investing.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. However, prior to becoming Putnam Multi-Cap Value Fund on September 1, 2010, the fund (as Putnam Mid Cap Value Fund) invested at least 80% of its net assets in midsize companies, and the performance information below may have differed if the fund had instead pursued a multi-cap value investment strategy during the time periods presented. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Average annual total returns after sales charges (for periods ending 12/31/09)

Share class	1 year	5 years	10 years
Class A before taxes	31.30%	–0.28%	6.61%
Class A after taxes on distributions	31.27%	–1.64%	5.18%
Class A after taxes on distributions and
sale of fund shares	20.38%	–0.26%	5.30%
Class B before taxes	33.17%	–0.12%	6.44%
Class C before taxes	37.23%	0.16%	6.45%
Class M before taxes	33.75%	–0.32%	6.32%
Class R before taxes	38.93%	0.67%	6.99%
Class Y before taxes	39.61%	1.17%	7.45%
Russell 3000 Value Index (no deduction for
fees, expenses or taxes)	19.76%	–0.24%	2.88%

The fund’s performance is compared to the Russell 3000 Value Index, an index of those companies in the broad-market Russell 3000 Index chosen for their value orientation. As of September 1, 2010, the Russell 3000 Value Index replaced the Russell Midcap Value Index as the benchmark for this fund because of a change in the fund’s investment strategy. The one-year, five-year and ten-year returns for the Russell Midcap Value Index for the periods ending December 31, 2009 were 34.21%, 1.98% and 7.57%, respectively.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance does not assume conversion to class A shares.

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Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

James Polk, Portfolio Manager, portfolio manager of the fund since 2004

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund, by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

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Tax information

The fund normally distributes any net investment income and any net realized capital gains annually. These distributions will be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP075 262951 8/10 Putnam Retail Management